Lehman Brothers Industrial Select Conference February 15, 2006 Marshall Larsen Chairman, President and CEO

Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company's future plans, objectives and expected performance. The Company cautions readers that any such forward- looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks, and actual results may differ materially. Important factors that could cause actual results to differ include, but are not limited to: demand for and market acceptance of new and existing products, such as the Airbus A350 and A380, the Boeing 787 Dreamliner, the Embraer 190, and the Lockheed Martin F-35 JSF and F-22 Raptor; the health of the commercial aerospace industry, including the impact of bankruptcies in the airline industry; global demand for aircraft spare parts and aftermarket services; and other factors discussed in the Company's filings with the Securities and Exchange Commission and in the Company's February 2, 2006 Fourth Quarter and Full Year 2005 Results press release. The Company cautions you not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of the date on which such statements were made. The Company undertakes no obligation to release publicly any revisions to these forward- looking statements to reflect events or circumstances after the date on which such statements were made or to reflect the occurrence of unanticipated events. Forward Looking Statements

Goodrich Value Proposition and Key Performance Drivers

Great market positions Good top line growth Substantial margin improvement opportunity Significant cash flow improvement expected in 2007 Sustainable income growth beyond the OE cycle The Value Proposition for Goodrich 2006 - 2010 Expectations

Goodrich - Key Market Leadership Positions $5.4B $10.5B $9.7B $16.5B 2005 Aerospace Sales Sensors Cargo Systems APUs Wheel/Brakes Evacuation Systems Lighting Space Systems Landing Gear Environmental Controls Flight Ctrl/Actuation Electronic Controls Avionics Power Generation Engines Nacelles Goodrich HON SAFRAN UTC Aerospace Focus - Leadership Positions - Global Presence - Broad Systems Capability - Highly Engineered Products Goodrich has the broadest portfolio of system leadership positions; with approximately 85% of sales in markets with #1 or #2 positions world-wide

Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Heavy Maintenance Military Other East 8 16 6 25 7 4 28 6 Full Year 2005 Sales by Market Channel Total Sales $5,397M Large Commercial Aircraft Aftermarket 25% Regional, Business & General Aviation Aftermarket 7% Boeing Commercial OE 8% Airbus Commercial OE 16% Military & Space, OE & Aftermarket 28% Other 6% Heavy A/C Maint. 4% OE AM Balanced business mix - three major market channels, each with strong growth Regional, Business & Gen. Av. OE 6% Total Commercial Aftermarket 36% Total Commercial OE 30% Total Military and Space 28%

Top Line Growth - Large Commercial OE Market 2005 orders at record levels - many for deliveries beyond 2008 Both manufacturers continue to increase production rates and deliveries Airbus fleet growing faster than Boeing fleet Sustained, steady growth will benefit both suppliers and manufacturers Overall active fleet continues to increase 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Est 2007 Est Airbus 95 163 157 138 123 124 126 182 229 294 311 325 303 305 320 378 418 496 Boeing 527 605 573 409 311 256 271 374 564 620 491 527 381 281 285 290 395 444 Aircraft Deliveries Source: GR Estimates Boeing Airbus Boeing 10431 3697 Boeing Airbus Boeing 13412 7888 Active Passenger Fleet - 2005 Active Passenger Fleet - 2014 (Est.) Boeing 76% Airbus 24% Boeing 63% Airbus 37%

Top Line Growth - Regional Jet Market Expect decline in regional aircraft deliveries in 2006 2006 Goodrich sales expected to continue to grow - result of content positioning and model mix Rapid growth since 1992 has driven rapid fleet size expansion Expect continued growth in aftermarket from installed base Good positions on all major regional jet models 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Est 2006 Est 2007 Est Bombardier 0 0 3 22 26 40 52 59 77 81 99 148 186 223 176 132 80 78 Embraer 0 0 0 0 0 0 2 33 60 97 161 160 131 101 148 145 139 135 Regional Jet Deliveries 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Est Installed fleet 0 0 3 25 51 91 145 237 374 552 812 1120 1443 1768 2089 2379 Cumulative Regional Jet Deliveries Source: Jet Information Services, Inc; GR Estimates Source: Jet Information Services, Inc; GR Estimates

1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Est 2006 Est 2007 Est 2008 Est 2009 Est 2010 Est 2011 Est 2012 Est 2013 Est 2014 Est 2015 Est Installed fleet 9326 9992 10514 10991 11377 11805 12332 12969 13713 14612 15115 15580 16132 16816 17480 18319 19130 19928 20773 21651 22368 23306 24215 25151 26389 Top Line Growth - Aftermarket Products and Services Driven by ASMs, fleet size & GDP Goodrich 2006 sales growth expected to continue to be above ASM growth rates RPM and ASM growth expected to be about the same for 2006 - 2010 World fleet expected to continue to grow Several recent Chapter 11 filings - no immediate impact on ASM trends Strong aftermarket trends will assist Goodrich margin expansion 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Est 2006 Est 2007 Est 2008 Est 2009 Est 2010 Est ASMs -0.016 0.115 0.032 0.055 0.104 0.062 0.037 0.04 0.04 0.061 -0.003 -0.027 0.015 0.101 0.05 0.059 0.054 0.051 0.051 0.051 RPMs -0.033 0.129 0.025 0.085 0.111 0.081 0.046 0.034 0.046 0.086 -0.026 -0.002 0.019 0.126 0.065 0.059 0.054 0.051 0.051 0.051 Above average growth rates possible over next several years World ASM and RPM Percent Change, Year Over Year Source: The Airline Monitor, July 2005 Total Aircraft in World Fleet

Top Line Growth - Military Market Goodrich product focus Surveillance and reconnaissance High usage platforms - helicopters, transport aircraft, fighters New platforms US in transition to "network-centric warfare" More focus on Surveillance and Reconnaissance to provide Intelligence Fewer new platform starts create upgrade opportunities Goodrich developing several new products for Homeland Security markets Market for Goodrich products is global, not dependent on any single program, platform or customer

2006 Sales Expectations By Market Channel Goodrich 2005 Sales Mix Market 2006 Market Growth 2006 Goodrich Growth Market expectations - 2007 and beyond 8% 16% 24% Boeing OE Del. Airbus OE Del. Total (GR Weight) 36% 10% 19% 10-15% (Due to delivery lead times) Strong growth in 737, 777, A320; A380, 787 and A350 introductions support deliveries past normal peak 6% Regional/Bus/GA OE (Weighted) 0-5% ~5% CF34-10 Engine Nacelles and tail cone support continued growth through the cycle 32% Aftermarket (Commercial/ Regional/Bus/GA) ~5% 6-7% Airbus AM growing faster due to fleet aging, excellent product positions plus outsourcing trend support higher than market growth rate 28% Military and Space OE and Aftermarket Approx. Flat Flat to slightly down OE - Positions on funded platforms worldwide, new products provide stable growth Aftermarket - Platform utilization, upgrade opportunities support long-term growth 4% Heavy Maintenance 5% Flat Goodrich operating at capacity, low growth with improving profitability 6% Other ~5% 100% Total ~7% ~6%

Sustainable Growth Sales from Key New Programs New program sales are expected to provide significant incremental sales growth (Dollars in Millions) Annual Expected Future Sales for: A380 Program 787 Program A350 Nacelles CF34-10 Nacelle System JSF Program C-5 Re-engine Program Small Engine Controls

Sustainable Growth Beyond the Peak of the Cycle Original Equipment Production High Airbus content - on high growth platforms Four new aircraft introductions between now and 2010 will help support higher production/delivery levels later 2006 - A380; 2008 - 787; 2009 - 747-8; 2010 - A350 Higher Goodrich content on new aircraft than on aircraft being replaced Single Aisle Small Twin Aisle Large Twin Aisle Very Large Twin Aisle Current Model 1.2 1.7 2 5.7 New Models N/A 3.9 N/A 7 Average Content per Aircraft ($M) B737, A320 B767, A330 B787, A350 B777, A340 B747 A380 Higher content per aircraft should dampen the effect from the next commercial down cycle

Sustainable Growth Beyond the Peak of the Cycle Commercial Aftermarket Significantly larger fleet should fuel aftermarket strength Excellent balance between Boeing and Airbus Airbus and regional jet fleet is getting older, more mature - increased aftermarket support More long-term agreements More opportunity for airline outsourcing Military and space market Balance and focus on high growth areas War on terror drives sustained spending

Margin Expansion Outlook 2004 2005 2006 2007 2008 2009 Airframe Electronics Engines Co 0.104 0.115 0.126 OI/Sales Margins Total Company Objective Expect Airframe Systems margin improvement Sustained, high Engine Systems margins Mid-teens Electronics Systems margins Drivers Volume leverage R&D costs on new programs mitigate Pension, FX and stock- based compensation headwinds mitigate or reverse Substantial margin upside potential

Conclusion Top Quartile Aerospace Returns Operational Excellence Leverage the Enterprise Balanced Growth Push aggressive Supply Chain Management and Continuous Improvement Drive breakthrough change in product and development costs using LPD and DFSS Improve Enterprise manufacturing and engineering efficiencies Use portfolio mass and breadth to capture market share Win new program positions Pursue Military Markets and Government funding opportunities Aftermarket products and services expansion Manage investments at the portfolio level Provide Enterprise Shared Services Leverage SBU capabilities into integrated, higher level systems Simplify customer interfaces - act as "One Company" Goodrich Strategic Imperatives Focus on execution

Full Year 2005 Financial Summary and 2006 Outlook

2006 Outlook P&L Summary ($M) Full Year 2005 Estimate 2006 B/(W) Sales $5.4B $5.6-5.7B ~6% Segment Income $622 $700-720 +13 - 16% Margin % 11.5% ~12.5% +~1 point Income-Cont. Ops. $244 $275-300 +13 - 23% EPS (Diluted) - Continuing Operations $1.97 $2.20-2.40 +12 - 22% Cash Flow from Operations minus Capital Expenditures $129 50-75% of Net Income N/A Capital Expenditures $216 $240-260 +11 - 20% Diluted Shares 124M ~125M Expect strong sales, margin and earnings growth

2006 Outlook Continued robust growth in most market channels Margin expansion continues ~+100 basis points to ~12.5% On track to achieve mid-teens segment margin by 2009-2010 EPS growth constrained by headwinds in pension, FX and stock-based compensation of ~$0.31

2006 Outlook Summary Approximately 6% sales growth ~100 basis point segment margin expansion Operational excellence and volume leverage 12% to 22% growth in EPS from continuing operations Cash flow from operations minus capital expenditures of 50-75% of net income reflects new program success New program investments (A380, Boeing 787, A350) Capital for cost reduction, capacity, landing gear OE rate increases Balancing short-term earnings improvement & long-term value creation

The Value Proposition for Goodrich 2006 - 2010 Expectations Great market positions Good top line growth expected over the next several years Substantial margin improvement opportunity High margin aftermarket growth and OE volume leverage Development program costs mitigate Expect that Airframe margins will bottom out in 2005 Significant cash flow improvement expected in 2007 Sustainable income growth beyond the OE cycle Expect continued growth in aftermarket - faster than ASMs Goodrich should see "cycle on top of cycle" for OE production A380, Boeing 787, A350 all have high Goodrich content Key for 2006: Entire organization focused on margin improvement - with a sense of urgency